UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)

(614) 283-6500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced in a news release issued on June 5, 2015 (the "Release"), by Abercrombie & Fitch Co. (the "Company"), on June 23, 2015, the Company presented at the Jefferies 2015 Global Consumer Conference in Nantucket, Massachusetts. In connection with the presentation on June 23, 2015, the Company made available on its website a copy of the slides from the investor presentation. A copy of the slides accompanying the investor presentation, which is available under the “Investor Presentations” tab in the “Investors” section of the Company's website, located at www.abercrombie.com, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the transcript of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) through (c) Not applicable

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Slides accompanying investor presentation made available by Abercrombie & Fitch Co. on June 23, 2015

99.2	Transcript of investor presentation made by management of Abercrombie & Fitch Co. on June 23, 2015 at the Jefferies 2015 Global Consumer Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: June 25, 2015	By:	/s/ Joanne C. Crevoiserat
Joanne C. Crevoiserat
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Slides accompanying investor presentation made available by Abercrombie & Fitch Co. on June 23, 2015

99.2	Transcript of investor presentation made by management of Abercrombie & Fitch Co. on June 23, 2015 at the Jefferies 2015 Global Consumer Conference